UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Master Lease Agreement with Banc of America Leasing & Capital, LLC

On March 4, 2019 (the “Closing Date”), Industrial Services of America, Inc. (the “Company”) entered into that certain Master Lease Agreement (the “Master Lease”) with Banc of America Leasing & Capital, LLC (“BALC”). Under the Master Lease, the parties agreed that BALC will finance, on an uncommitted basis, up to an aggregate of $1.0 million of equipment described in, and subject to the terms and conditions of, certain schedules to be entered into from time to time between the Company and BALC.

The Master Lease requires the Company to make customary representations and warranties for this type of transaction and to maintain the financial covenants set forth in the Loan and Security Agreement dated as of November 9, 2018 between the Company and certain of its wholly-owned subsidiaries and Bank of America, N.A. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 13, 2018), as amended on March 1, 2019 by Amendment No. 1 to Loan and Security Agreement and Consent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 6, 2019).

The Master Lease contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, failure to maintain insurance, breaches of covenants and/or certain representations and warranties, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The Master Lease also contains remedies for such events of default, including the discontinuation of the use of the equipment, entry into the Company’s premises and removal of the equipment, the disposition of the equipment, and other remedies customary for this type of transaction.

Certain wholly-owned subsidiaries of the Company (ISA Indiana, Inc., ISA Logistics LLC, ISA Real Estate, LLC, 7021 Grade Lane LLC, 7124 Grade Lane LLC, and 7200 Grade Lane LLC) guaranteed the Company’s obligations under the Master Lease as evidenced by that certain Guaranty dated as of the Closing Date (the “Guaranty”).

The foregoing descriptions of the Master Lease and the Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Master Lease and the Guaranty, which have been filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2.

Item 2.03  Creation of a Direct Financial Obligation OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit No.	Description

10.1	Master Lease Agreement No. 48148-90000, dated as of March 4, 2019, between the Company and Banc of America Leasing & Capital, LLC.

10.2	Guaranty, dated as of March 4, 2019, made by certain of the Company’s wholly-owned subsidiaries in favor of Banc of America Leasing & Capital, LLC.

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SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date:	March 8, 2019	By:	/s/ Todd L. Phillips
Todd L. Phillips
Chief Executive Officer, President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Master Lease Agreement No. 48148-90000, dated as of March 4, 2019, between the Company and Banc of America Leasing & Capital, LLC.

10.2	Guaranty, dated as of March 4, 2019, made by certain of the Company’s wholly-owned subsidiaries in favor of Banc of America Leasing & Capital, LLC.

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